Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Konstantinos Alataris, the Chief Executive Officer and President of Zosano Pharma Corporation (the “Company”), and Winnie W. Tso, the Chief Financial Officer of the Company, hereby certify that, to their knowledge:

1. The Annual Report on Form 10-K for the year ended December 31, 2015 of the Company (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2016	By:	/s/ Konstantinos Alataris
Konstantinos Alataris
Chief Executive Officer and President
(Principal Executive Officer)

Date: March 29, 2016	By:	/s/ Winnie W. Tso
Winnie W. Tso
Chief Financial Officer
(Principal Financial Officer)